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                                  EXHIBIT 23(a)


                      CONSENT OF PRICEWATERHOUSECOOPERS LLP
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                                  [Letterhead]

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated October 30, 2002 relating to the financial statements and financial statement schedules of The Scotts Company, which appear in The Scotts Company's Annual Report on Form 10-K for the year ended September 30, 2002.


/s/ PricewaterhouseCoopers LLP

April 11, 2003